    As filed with the Securities and Exchange Commission on August 24, 1998
                                                      Registration No. 333-31423
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-4
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933


                             --------------------

                                 UNITRIN, INC.
            (Exact name of registrant as specified in its charter)


            Delaware                         6719                  95-4255452
  (State or other jurisdiction    (Primary standard industrial  (I.R.S. employer
of incorporation or organization)  classification code number)   identification
                                                                     number)


                             One East Wacker Drive
                            Chicago, Illinois 60601
                                (312) 661-4600
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                             --------------------

                              Scott Renwick, Esq.
                                 Unitrin, Inc.
                             One East Wacker Drive
                            Chicago, Illinois 60601
                                (312) 661-4600
 (Name, address, including zip code, and telephone number, including area code, of agent for service)



                                   Copy to:
                             John S. Chapman, Esq.
                             Lord, Bissell & Brook
                           115 South LaSalle Street
                           Chicago, Illinois  60603


================================================================================

                          DEREGISTRATION OF SECURITIES

     Unitrin, Inc. ("Unitrin" or the "Registrant") has previously filed with the Securities and Exchange Commission a registration statement (and pre-effective amendments no. 1, 2 and 3 thereto) on Form S-4, No. 333-31423, registering 3,760,170 shares of Unitrin's common stock, $0.10 par value. Pursuant to its undertaking contained in paragraph (a)(3) of Item 22 of said Form S-4, Unitrin hereby deregisters 4,528 of such shares, effective the date of filing of this post-effective amendment no. 1 to said Form S-4. The shares being deregistered were not issued in the merger transaction which is the subject of the Form S-4. In the merger transaction, Unitrin issued 3,755,642 registered shares.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this post-effective amendment no. 1 to its registration statement on Form S-4, no. 333-31423, and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on August 24, 1998.


                                         UNITRIN, INC.
                                         (Registrant)


                                     By: /S/ Richard C. Vie*
                                         -------------------
                                         Richard C. Vie
                                         President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the date indicated.

            Signature                                  Title                               Date
            ---------                                  -----                               ----
/S/ Richard C. Vie*                     President, Chief Executive Officer and         August 24, 1998
-------------------                     Director
Richard C. Vie

/S/ Jerrold V. Jerome*                  Chairman of the Board and Director             August 24, 1998
----------------------
Jerrold V. Jerome

/S/ Eric J. Draut*                      Vice President, Treasurer and Chief            August 24, 1998
------------------                      Financial Officer (principal accounting
Eric J. Draut                           and financial officer)

/S/ James E. Annable*                   Director                                       August 24, 1998
---------------------
James E. Annable

/S/ Reuben L. Hedlund*                  Director                                       August 24, 1998
----------------------
Reuben L. Hedlund

/S/ George A. Roberts*                  Director                                       August 24, 1998
----------------------
George A. Roberts

/S/ Fayez S. Sarofim*                   Director                                       August 24, 1998
---------------------
Fayez S. Sarofim

/S/ Henry E. Singleton*                 Director                                       August 24, 1998
-----------------------
Henry E. Singleton


*By: /S/ Scott Renwick
     -----------------
     Scott Renwick, Attorney-in-Fact
     Pursuant to a Power of Attorney